Exhibit 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP 959 Lane CA MOB Owner, LLC
2.	CHP 971 Lane CA MOB Owner, LLC
3.	CHP Albuquerque NM Owner, LLC
4.	CHP Albuquerque NM Tenant Corp. (d/b/a Palmilla Senior Living) in New Mexico
5.	CHP Anderson IN Senior Living Owner, LLC
6.	CHP Auburn WA Owner, LLC
7.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington
8.	CHP Austin TX Holding GP, LLC
9.	CHP Austin TX Holding, LP
10.	CHP Austin TX Owner GP, LLC
11.	CHP Austin TX Senior Living Owner, LP
12.	CHP Austin TX Tenant Corp. (d/b/a The Pavilion at Great Hills) in Texas
13.	CHP Batesville Healthcare Owner, LLC
14.	CHP Bay Medical CA MOB Owner, LLC
15.	CHP Beaumont TX Surgical Owner, LLC
16.	CHP Beaverton OR Owner, LLC
17.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon
18.	CHP Bend OR MOB Owner, LLC
19.	CHP Bend-High Desert OR Owner, LLC
20.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon
21.	CHP Billings MT Owner, LLC
22.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana
23.	CHP Birmingham AL MOB Owner, LLC
24.	CHP Boise ID Owner, LLC
25.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho
26.	CHP Broadway Healthcare Owner, LLC
27.	CHP Calvert MOB Owner, LLC
28.	CHP Cary NC MOB Owner, LLC
29.	CHP Cascadia Partners I, LLC
30.	CHP Central Wing Annex MOB Owner, LLC
31.	CHP Chapel Hill NC MOB Owner, LLC
32.	CHP Chestnut Commons OH MOB Owner, LLC
33.	CHP Chula Vista CA MOB Owner, LLC
34.	CHP Cincinnati OH MOB Owner, LLC

35.	CHP Claremont CA Owner, LLC
36.	CHP Claremont Holding, LLC
37.	CHP Clyde NC MOB Owner, LLC
38.	CHP Collierville TN Owner, LLC
39.	CHP Collierville TN Tenant Corp. (d/b/a Hearthside Senior Living of Collierville) in Tennessee
40.	CHP Columbia MO Plaza 1 MOB Owner, LLC
41.	CHP Columbia MO Plaza 2 MOB Owner, LLC
42.	CHP Columbia MO Plaza 4 MOB Owner, LLC
43.	CHP Columbia SC Owner, LLC
44.	CHP Coral Springs FL MOB Owner, LLC
45.	CHP Corvallis-West Hills OR Owner, LLC
46.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon
47.	CHP Cypress Partners I, LLC
48.	CHP Duluth GA Senior Living Owner, LLC
49.	CHP Dunkirk MOB Owner, LLC
50.	CHP Durham NC MOB Owner, LLC
51.	CHP Escondido CA MOB Owner, LLC
52.	CHP Frederick MD - Liberty MOB Owner, LLC
53.	CHP Frederick MD - Patriot MOB Owner, LLC
54.	CHP Glendale CA MOB Owner, LLC
55.	CHP GP, LLC
56.	CHP Grand Junction CO Senior Living, LLC
57.	CHP Grayson GA Owner, LLC
58.	CHP Grayson GA Tenant Corp.
59.	CHP Greenville SC Owner, LLC
60.	CHP Greenville SC Tenant Corp.
61.	CHP Gresham-Huntington Terrace OR Owner, LLC
62.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon
63.	CHP Gulf Breeze FL Senior Living Owner, LLC
64.	CHP Gulf Breeze FL Tenant Corp. (d/b/a The Beacon at Gulf Breeze) in Florida
65.	CHP Henderson NV Pavilion IV MOB Owner, LLC
66.	CHP Henderson NV Pavilion V MOB Owner, LLC
67.	CHP Henderson NV Pavilion VI MOB Owner, LLC
68.	CHP Hospital Holding, LLC
69.	CHP Houston TX Hospital Land Owner, LLC
70.	CHP Houston TX Hospital Owner, LLC
71.	CHP Houston TX MOB Owner, LLC
72.	CHP Huntersville MOB Parent, LLC
73.	CHP Huntersville NC MOB Owner, LLC

74.	CHP Hurst TX Surgical Owner, LLC
75.	CHP Idaho Falls ID Owner, LLC
76.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho
77.	CHP IP Holding Company
78.	CHP Isle at Cedar Ridge TX Owner, LLC
79.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas
80.	CHP Isle at Watercrest-Bryan TX Owner, LLC
81.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan) in Texas
82.	CHP Isle at Watercrest-Mansfield TX Owner, LLC
83.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas
84.	CHP Jacksonville FL MOB Owner, LLC
85.	CHP Jasper AL Owner, LLC
86.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper) - (Florida)
87.	CHP Jefferson Commons Condo MOB Owner, LLC
88.	CHP Jonesboro Healthcare Owner, LLC
89.	CHP JV SL Development Holding, LLC
90.	CHP Katy TX Member, LLC
91.	CHP Knoxville Plaza A MOB Owner, LLC
92.	CHP Knoxville Plaza B MOB Owner, LLC
93.	CHP Knoxville TN MOB Owner, LLC
94.	CHP Knoxville TN MOB Parent, LLC
95.	CHP Lake Zurich IL Owner, LLC
96.	CHP Lake Zurich IL Tenant Corp. (d/b/a Cedar Lake Assisted Living & Memory Care) in Illinois
97.	CHP Lancaster OH Senior Living Owner, LLC
98.	CHP Las Vegas NV Rehab Owner, LLC
99.	CHP Layton UT Owner, LLC
100.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah
101.	CHP Leawood KS MOB Owner, LLC
102.	CHP Legacy Ranch TX Owner, LLC
103.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch) in Texas
104.	CHP Lincoln Plaza AZ MOB Owner, LLC
105.	CHP Longview-Monticello Park WA Owner, LLC
106.	CHP Longview-Monticello Park WA Tenant Corp. (d/b/a Prestige Senior Living Monticello Park) in Washington
107.	CHP Magnolia Healthcare Owner, LLC
108.	CHP Maplewood MN Owner, LLC
109.	CHP Maplewood MN Tenant Corp. (d/b/a The Shores of Lake Phalen) in Minnesota and Florida
110.	CHP Margate FL Medical Park Owner, LLC
111.	CHP Marietta GA Senior Living Owner, LLC
112.	CHP Matthews MOB Parent, LLC

113.	CHP Matthews NC MOB Owner, LLC
114.	CHP Meadows Place TX Holding GP, LLC
115.	CHP Meadows Place TX Holding, LP
116.	CHP Meadows Place TX Owner GP, LLC
117.	CHP Meadows Place TX Senior Living Owner, LP
118.	CHP Meadows Place TX Tenant Corp. (d/b/a The Hampton at Meadows Place) in Texas
119.	CHP Medford-Arbor Place OR Owner, LLC
120.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon
121.	CHP Medical Arts MOB Owner, LLC
122.	CHP MetroView-Charlotte MOB Parent, LLC
123.	CHP MetroView-Charlotte NC MOB Owner, LLC
124.	CHP Midtown-Charlotte MOB Parent, LLC
125.	CHP Midtown-Charlotte NC MOB Owner, LLC
126.	CHP Mine Creek Healthcare Owner, LLC
127.	CHP Mishawaka IN Rehab Owner, LLC
128.	CHP MOB Holding, LLC
129.	CHP NC Specialty Hospital Owner, LLC
130.	CHP NC-GA MOB Parent, LLC
131.	CHP Newburyport MA MOB Owner, LLC
132.	CHP New Orleans LA Rehab Owner, LLC
133.	CHP NNN Development Holding, LLC
134.	CHP North Mountain AZ MOB Owner, LLC
135.	CHP Novi MI MOB Owner, LLC
136.	CHP O'Fallon MO Owner, LLC
137.	CHP O'Fallon MO Tenant Corp.
138.	CHP Oklahoma City OK Rehab Owner, LLC
139.	CHP Oxford NC MOB Owner, LLC
140.	CHP Panama City FL Owner, LLC
141.	CHP Panama City FL Tenant Corp.
142.	CHP Park at Plainfield IL Owner, LLC
143.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois
144.	CHP Partners, LP
145.	CHP Presbyterian-Charlotte MOB Parent, LLC
146.	CHP Presbyterian-Charlotte NC MOB Owner, LLC
147.	CHP Raider Ranch TX Owner, LLC
148.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas
149.	CHP Rome GA MOB Owner, LLC

150.	CHP Roxboro NC MOB Owner, LLC
151.	CHP Salem-Orchard Heights OR Owner, LLC
152.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon
153.	CHP Salem-Southern Hills OR Owner, LLC
154.	CHP Salem-Southern Hills OR Tenant Corp. (d/b/a Prestige Senior Living Southern Hills) in Oregon
155.	CHP San Antonio TX Holding GP, LLC
156.	CHP San Antonio TX Holding, LP
157.	CHP San Antonio TX MOB GP, LLC
158.	CHP San Antonio TX MOB Owner, LP
159.	CHP Searcy Healthcare Owner, LLC
160.	CHP Senior Living Net Lease Holding, LLC
161.	CHP Shorewood WI Owner, LLC
162.	CHP Shorewood WI Tenant Corp.
163.	CHP SL Development Holding, LLC
164.	CHP SL Owner Holding I, LLC
165.	CHP SL Owner Holding II, LLC
166.	CHP South Bay Partners I, LLC
167.	CHP Sparks NV Owner, LLC
168.	CHP Sparks NV Tenant Corp.
169.	CHP Spivey I-Jonesboro GA MOB Owner, LLC
170.	CHP Spivey II-Jonesboro GA MOB Owner, LLC
171.	CHP Springs TX Owner, LLC
172.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas
173.	CHP Surprise AZ Rehab Owner, LLC
174.	CHP Tega Cay SC Owner, LLC

175.   CHP Tega Cay SC Tenant Corp.

176.	CHP Tillamook-Five Rivers OR Owner, LLC
177.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon
178.	CHP Town Village OK Owner, LLC
179.	CHP Town Village OK Tenant Corp.
180.	CHP TRS Development Holding, LLC
181.	CHP TRS Holding, Inc.
182.	CHP Tualatin-Riverwood OR Owner, LLC
183.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon
184.	CHP Vancouver-Bridgewood WA Owner, LLC
185.	CHP Vancouver-Bridgewood WA Tenant Corp. (d/b/a Prestige Senior Living Bridgewood) in Washington
186.	CHP Watercrest at Bryan TX Owner, LLC (d/b/a Watercrest at Bryan) in Texas
187.	CHP Watercrest at Bryan TX TRS Corp. (d/b/a Watercrest at Bryan) in Texas

188.	CHP Watercrest at Katy TX Owner, LLC (d/b/a Watercrest at Katy) in Texas
189.	CHP Watercrest at Katy TX TRS Corp.
190.	CHP Watercrest at Mansfield Holding, LLC
191.	CHP Watercrest at Mansfield TX Owner, LLC (d/b/a Watercrest at Mansfield) in Texas
192.	CHP Watercrest at Mansfield TX TRS Corp. (d/b/a Watercrest at Mansfield) in Texas
193.	CHP Wausau WI Senior Living Owner, LLC
194.	CHP Westville IN MOB Owner, LLC
195.	CHP Yakima WA II JV Member, LLC
196.	CHP Yakima WA II Owner, LLC
197.	CHP Yakima WA II Tenant Corp. (d/b/a Fieldstone OrchardWest) in Washington
198.	CHP Yakima WA Owner, LLC
199.	CHP Yakima WA Tenant Corp. (d/b/a Fieldstone Memory Care) in Washington
200.	CHP Yelm-Rosemont WA Owner, LLC
201.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington
202.	CHP Yuma AZ MOB Member, LLC
203.	CHP Yuma AZ MOB Owner, LLC
204.	CHT Aberdeen SD Senior Living, LLC
205.	CHT Acworth GA Owner, LLC
206.	CHT Acworth GA Tenant Corp. (d/b/a Dogwood Forest of Acworth) in Georgia
207.	CHT Billings MT Senior Living, LLC
208.	CHT Brookridge Heights MI Owner, LLC
209.	CHT Brookridge Heights MI Tenant Corp.
210.	CHT Casper WY Senior Living, LLC
211.	CHT Council Bluffs IA Senior Living, LLC
212.	CHT Curry House MI Owner, LLC
213.	CHT Curry House MI Tenant Corp.
214.	CHT Decatur IL Senior Living, LLC
215.	CHT GCI Partners I, LLC
216.	CHT Grand Island NE Senior Living, LLC
217.	CHT Harborchase Assisted Living Owner, LLC
218.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida
219.	CHT Lima OH Senior Living, LLC
220.	CHT Mansfield OH Senior Living, LLC
221.	CHT Marion OH Senior Living, LLC
222.	CHT Symphony Manor MD Owner, LLC
223.	CHT Symphony Manor MD Tenant Corp.
224.	CHT Tranquility at Fredericktowne MD Owner, LLC
225.	CHT Tranquility at Fredericktowne MD Tenant Corp.
226.	CHT Windsor Manor AL Holding, LLC

227.	CHT Windsor Manor TRS Corp.
228.	CHT Woodholme Gardens MD Owner, LLC
229.	CHT Woodholme Gardens MD Tenant Corp.
230.	CHT Zanesville OH Senior Living, LLC
231.	Grinnell IA Assisted Living Owner, LLC
232.	Grinnell IA Assisted Living Tenant, LLC
233.	Indianola IA Assisted Living Owner, LLC
234.	Indianola IA Assisted Living Tenant, LLC
235.	Nevada IA Assisted Living Owner, LLC
236.	Nevada IA Assisted Living Tenant, LLC
237.	Vinton IA Assisted Living Owner, LLC
238.	Vinton IA Assisted Living Tenant, LLC
239.	Webster City IA Assisted Living Owner, LLC
240.	Webster City IA Assisted Living Tenant, LLC